Exhibit 99.1

GoFish Corporation Secures Remaining $2 Million Portion of Private
Placement Totaling $3.5 Million

Additional Financing to Grow Business

SAN FRANCISCO - July 3, 2008 - GoFish Corporation (OTCBB: GOFH, www.gofishcorp.com), a leading online youth entertainment and media network, has closed the remaining $2 million portion of a previously announced private placement financing totaling $3.5 million. The financing, including the initial $1.5 million announced in April 2008, has now been fully subscribed.

In this second closing, GoFish sold to certain accredited investors unsecured convertible original issue discount notes due June 8, 2010, with proceeds of $2 million to GoFish (prior to the payment of approximately $32,000 in fees related to the transaction) and related warrants for investors to purchase an aggregate of 2,284,414 shares of GoFish common stock with an exercise price of $1.75.

The notes, which mature on June 8, 2010, are discounted 15% from their respective principal amounts and can be converted into shares of GoFish common stock 181 days after the date of issuance at a conversion price of $2.06 per share. Both the notes and the warrants have certain anti-dilution protections. Several employees and affiliates of GoFish participated in the second closing and acquired notes with a purchase price of $1,125,000 and warrants to purchase 1,284,982 shares of GoFish common stock.

“This financing will help us to continue establishing GoFish’s dominance as a thought leader in immersive online brand advertising targeting youth and moms,” said Matt Freeman, CEO of GoFish.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes, the warrants, or any shares of GoFish common stock. The notes, the warrants, and the shares of GoFish common stock issuable upon conversion of the notes and exercise of the warrants have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration under or an applicable exemption from registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

About GoFish Corporation
GoFish Corporation (www.gofishcorp.com) (OTCBB: GOFH - News), headquartered in San Francisco and New York with sales offices in Los Angeles, Chicago and Detroit, is a leading entertainment and media company focused on brand immersion experiences that reach kids, teens and moms in a deeply engaged state of mind. GoFish specializes in aggregating, and distributing premium content on a large network of quality sites for which GoFish is the exclusive brand advertising monetization partner. The GoFish Network of sites reaches over 23 million unduplicated online users domestically and 71 million worldwide. It ranks as the third largest youth opportunity and a top five ‘mom’ opportunity for blue-chip advertisers.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release are generally identified by words, such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “will,” and “would,” and similar expressions that are intended to identify forward-looking statements. Forward-looking statements in this press release include, without limitation, the statement that the additional financing will allow GoFish to continue to grow the business and increase its market presence. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GoFish to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Actual events may differ materially from those mentioned in these forward-looking statements because of a number of risks and uncertainties. Discussion of factors affecting GoFish’s business and prospects is contained in GoFish’s periodic filings with the Securities and Exchange Commission. GoFish undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the GoFish’s filings with the Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.

Contact:

The Investor Relations Group
212-825-3210
Investor Relations:
Emily Hanan
ehanan@investorrelationsgroup.com
or
Media Relations:
Susan Morgenbesser
smorgenbesser@investorrelationsgroup.com
or
George H. Simpson Communications
George Simpson, 203-521-0352
george@georgesimpson.com